UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2018

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2018, in connection with the resignation of Adam C. Spice as the Chief Financial Officer of MaxLinear, Inc. (the “Company”), the compensation committee of the Company’s board of directors approved an extension of the post-termination option exercise period for the vested portion of Mr. Spice’s outstanding stock options to acquire 258,815 shares through December 31, 2018. Mr. Spice resigned as the Company’s Chief Financial Officer effective as of May 23, 2018.
Item 5.07     Submission of Matters to a Vote of Security Holders.
We held our 2018 Annual Meeting of Stockholders (“Annual Meeting”) on May 25, 2018. Of the 68,090,719 shares of our common stock outstanding as of March 29, 2018, 63,706,516 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 94% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Two Class III Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class III directors to hold office until our 2021 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas E. Pardun	55,429,725	896,838	34,858	7,345,095
Kishore Seendripu, Ph.D.	55,789,555	536,109	35,757	7,345,095

2.
Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2017, as disclosed in our 2018 Proxy, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
54,126,429	2,177,162	57,830	7,345,095

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
63,572,077	16,906	117,533	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 29, 2018	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Kishore Seendripu, Ph.D.
Kishore Seendripu, Ph.D.
President and Chief Executive Officer

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